UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 11, 2011

Feigeda Electronic Technology, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53016	26-1357696 __________
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Building 66, Longwangmiao Industrial Park, Baishixia , Fuyong Street, Bao’an District,
Shenzhen City, Guangdong Province, P. R. China  518102
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    86-755-27759072

____________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On January 11, 2011, Feigeda Electronic Technology, Inc. (the “Company”) sold an aggregate of 1,785,494 shares of its common stock to Wu Zuxi, its Chief Executive Officer and Chairman of the Board, and Bu Falin, one of its directors, pursuant to Common Stock Purchase Agreements, the execution of which were reported in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on January 10, 2011.  The securities were offered and issued in reliance upon an exemption from registration pursuant to Regulation S of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feigeda Electronic Technology, Inc.

Date: January 18, 2010	By:	/s/ Wu Zuxi
	Name:	Wu Zuxi
	Title:	Chief Executive Officer